CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in  the  Prospectus  and  "Independent   Auditors"  and  "Financial
Statements" in the Statement of Additional Information in Post-Effective Amendment Number 3 to the Registration Statement of Pioneer Europe Select Fund (Form N-1A, 1933 Act File No. 333-45136), and to the incorporation by reference of our report, dated October 6, 2003, on the financial statements and financial highlights of Pioneer Europe Select Fund for the fiscal year ended August 31, 2003.


                                                         /s/ ERNST & YOUNG LLP
                                                             Ernst & Young LLP

Boston, Massachusetts
December 26, 2003